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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 22, 2005 enherent CORP.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-23315                 13-3914972
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



    192 Lexington Avenue, New York, New York                        10016
--------------------------------------------------------     -------------------
    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (212) 889-7722


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

         On April 22, 2005, the Board of Directors of enherent Corp. adopted an amendment to the By-Laws of the company that deleted the second paragraph of
Article IV, Section 1 and replaced it with the following: "The Board of Directors shall further designate a nominating and governance committee, whose purpose shall be to assist the Board of Directors in nominating members of the Board of Directors and its committees and addressing corporate governance questions, all as more specifically set forth in the charter for such committee as adopted by the Board of Directors and such committee." The amendment is attached to this Report as Exhibit 3.1.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statement of Businesses Acquired.  Not applicable

         (b)  Pro Forma Financial Information.  Not applicable

         (c) Exhibits. The following Exhibits have been filed as a part of this Report:

         EXHIBIT
         NUMBER      DESCRIPTION OF EXHIBIT
         ------      ----------------------

          3.1        Amended and Restated Bylaws, as amended through April 22,
                     2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             enherent Corp.



                                               /s/ PAMELA FREDETTE
                                             ---------------------------------
                                             Pamela Fredette, President and
                                             Chief Executive Officer


DATED:  April 27, 2005





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                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER       DESCRIPTION OF EXHIBIT
        ------       ----------------------

        3.1          Amended and Restated Bylaws, as amended through April 22,
                     2005





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